First Quarter 2024 Financial Review and Analysis (preliminary, unaudited) April 24, 2024 Supplemental Presentation Materials Unless otherwise indicated, comparisons are to the same period in the prior year. Exhibit 99.2

Safe Harbor Statement Certain statements contained in this document are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and financial or other business targets, are subject to certain risks and uncertainties. We believe that the most significant risk factors that could affect our financial performance in the near term include: (i) the impacts to underlying demand for our products from global economic conditions, political uncertainty, and changes in environmental standards and governmental regulations; (ii) competitors’ actions, including pricing, expansion in key markets, and product offerings; (iii) the cost and availability of raw materials; (iv) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through price increases, without a significant loss of volume; (v) foreign currency fluctuations; and (vi) the execution and integration of acquisitions. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to, risks and uncertainties related to the following: International Operations – worldwide economic, social, political and market conditions; changes in political conditions, including those related to China, the Russia-Ukraine war, the Israel-Hamas war and related hostilities in the Middle East; fluctuations in foreign currency exchange rates; and other risks associated with international operations, including in emerging markets Our Business – fluctuations in demand affecting sales to customers; fluctuations in the cost and availability of raw materials and energy; changes in our markets due to competitive conditions, technological developments, laws and regulations, tariffs and customer preferences; increasing environmental standards; the impact of competitive products and pricing; execution and integration of acquisitions; selling prices; customer and supplier concentrations or consolidations; financial condition of distributors; outsourced manufacturers; product and service quality; restructuring and other productivity actions; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; successful implementation of new manufacturing technologies and installation of manufacturing equipment; our ability to generate sustained productivity improvement; our ability to achieve and sustain targeted cost reductions; collection of receivables from customers; our sustainability and governance practices; and epidemics, pandemics or other outbreaks of illness Information Technology – disruptions in information technology systems, cyber attacks or other security breaches; and successful installation of new or upgraded information technology systems Income Taxes – fluctuations in tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; retention of tax incentives; outcome of tax audits; and the realization of deferred tax assets Human Capital – recruitment and retention of employees and collective labor arrangements Our Indebtedness – credit risks; our ability to obtain adequate financing arrangements and maintain access to capital; fluctuations in interest rates; volatility in financial markets; and compliance with our debt covenants Ownership of Our Stock – potential significant variability of our stock price and amounts of future dividends and share repurchases Legal and Regulatory Matters – protection and infringement of intellectual property; impact of legal and regulatory proceedings, including with respect to environmental, compliance and anti-corruption, environmental, health and safety, and trade compliance Other Financial Matters – fluctuations in pension costs and goodwill impairment For a more detailed discussion of these factors, see “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2023 Form 10-K, filed with the Securities and Exchange Commission on February 21, 2024. The forward-looking statements included in this document are made only as of the date of this document, and we undertake no obligation to update these statements to reflect subsequent events or circumstances, other than as may be required by law.

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures as defined by SEC rules. We report our financial results in conformity with accounting principles generally accepted in the United States of America, or GAAP, and also communicate with investors using certain non-GAAP financial measures. These non-GAAP financial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP financial measures. These non-GAAP financial measures are intended to supplement the presentation of our financial results prepared in accordance with GAAP. We use these non-GAAP financial measures internally to evaluate trends in our underlying performance, as well as to facilitate comparison to the results of competitors for quarters and year-to-date periods, as applicable. Based on feedback from investors and financial analysts, we believe that the supplemental non-GAAP financial measures we provide are also useful to their assessments of our performance and operating trends, as well as liquidity. In accordance with Regulations G and S-K, reconciliations of non-GAAP financial measures from the most directly comparable GAAP financial measures, including limitations associated with these non-GAAP financial measures, are provided in the appendix to this document and/or the financial schedules accompanying the earnings news release for the quarter (see Attachments A-4 through A-8 to news release dated April 24, 2024). Our non-GAAP financial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP financial measures, may make it more difficult to assess our underlying performance in a single period. By excluding the accounting effects, positive or negative, of certain items (e.g., restructuring charges, outcomes of certain legal matters and settlements, certain effects of strategic transactions and related costs, losses from debt extinguishments, gains or losses from curtailment or settlement of pension obligations, gains or losses on sales of certain assets, gains or losses on venture investments, currency adjustments due to highly inflationary economies, and other items), we believe that we are providing meaningful supplemental information that facilitates an understanding of our core operating results and liquidity measures. While some of the items we exclude from GAAP financial measures recur, they tend to be disparate in amount, frequency or timing. We use the non-GAAP financial measures described below in this presentation. • Sales change ex. currency refers to the increase or decrease in net sales, excluding the estimated impact of foreign currency translation, and, where applicable, an extra week in our fiscal year and the calendar shift resulting from the extra week in the prior fiscal year, currency adjustments for transitional reporting of highly inflationary economies, and the reclassification of sales between segments. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior-period results translated at current period average exchange rates to exclude the effect of foreign currency fluctuations. • Organic sales change refers to sales change ex. currency, excluding the estimated impact of acquisitions and product line divestitures. We believe that sales change ex. currency and organic sales change assist investors in evaluating the sales change from the ongoing activities of our businesses and enhance their ability to evaluate our results from period to period. We believe that the following measures assist investors in understanding our core operating trends and comparing our results with those of our competitors. • Adjusted operating income refers to net income adjusted for taxes; other expense (income), net; interest expense; other non-operating expense (income), net; and other items. • Adjusted EBITDA refers to adjusted operating income before depreciation and amortization. • Adjusted operating margin refers to adjusted operating income as a percentage of net sales. • Adjusted EBITDA margin refers to adjusted EBITDA as a percentage of net sales. • Adjusted tax rate refers to the projected full-year GAAP tax rate, adjusted to exclude certain unusual or infrequent events that are expected to significantly impact that rate, such as effects of certain discrete tax planning actions, impacts related to enactments of comprehensive tax law changes, and other items. • Adjusted net income refers to income before taxes, tax-effected at the adjusted tax rate, and adjusted for tax-effected restructuring charges and other items. • Adjusted net income per common share, assuming dilution (adjusted EPS) refers to adjusted net income divided by the weighted average number of common shares outstanding, assuming dilution. • Adjusted free cash flow (adjusted FCF) refers to cash flow provided by operating activities, less payments for property, plant and equipment, software and other deferred charges, plus proceeds from company-owned life insurance policies, plus proceeds from sales of property, plant and equipment, plus (minus) net proceeds from insurance and sales (purchases) of investments, less net cash used for Argentine Blue Chip Swap securities. Where applicable, adjusted free cash flow is also adjusted for certain acquisition-related transaction costs. We believe that adjusted free cash flow assists investors by showing the amount of cash we have available for debt reductions, dividends, share repurchases, and acquisitions. • Net debt to adjusted EBITDA ratio refers to total debt (including finance leases) less cash and cash equivalents, divided by adjusted EBITDA for the last twelve months. We believe that the net debt to adjusted EBITDA ratio assists investors in assessing our leverage position. This document has been furnished (not filed) on Form 8-K with the SEC and may be found on our website at www.investors.averydennison.com.

Delivered strong start to year; Q1 adj. EPS up 35%; reaffirm FY EPS guidance Materials Group delivered significant volume growth and margin expansion Inventory destocking subsided, as expected Solutions Group delivered double-digit sales growth ex. currency, and expanded margins Apparel imports remained below demand; continue to anticipate apparel industry to normalize mid-2024 Strong growth in Intelligent Labels as our solutions address key industry challenges Targeting ~20% growth in 2024 as new categories adopt and apparel industry normalizes Generated strong adj. free cash flow in Q1 Continue to expect 17% adj. EPS growth in 2024, at midpoint of guidance

First quarter 2024 review Net sales of $2.2 bil. Sales change ex. currency (non-GAAP) up 4%; organic sales change (non-GAAP) up 3% Volume up high-single digits, partially offset by deflation-related price reductions Reported operating income of $254 mil. Adj. EBITDA (non-GAAP) of $351 mil., up 25% vs. PY and 4% sequentially Adj. EBITDA margin (non-GAAP) of 16.3%, up 270 bps Reported EPS of $2.13, up 43% Adj. EPS (non-GAAP) of $2.29, up 35% vs. PY and 6% sequentially QTD adj. FCF (non-GAAP) of $58 mil., up $129 mil. vs. PY Maintained strong balance sheet; continuing to deploy capital in disciplined manner Net debt to adj. EBITDA (non-GAAP) ratio of 2.3

Intelligent Labels 18% Organic Sales CAGR Industry-leading position Global scale, proprietary technology, innovation and go-to-market team Helping solve complex industry challenges Optimize labor/supply chains, reduce waste, advance sustainability and help brands/consumers better connect Continuing to invest to accelerate new category adoptions YTD organic sales up mid-to-high teens Targeting ~20% growth in 2024 as new categories adopt and apparel industry normalizes ~$850M

Quarterly sales trend analysis 1Q23 2Q23 3Q23 4Q23 1Q24 Reported Sales Change (12%) (11%) (9%) 4% 4% Organic Sales Change(1) (9%) (10%) (11%) 1% 3% Acquisitions/Divestitures 0% 1% 1% 1% 1% Sales Change Ex. Currency(1)(2) (9%) (10%) (10%) 3% 4% Currency Translation (3%) (1%) 1% 2% 0% Reported Sales Change(2) (12%) (11%) (9%) 4% 4% (1) Non-GAAP (2) Totals may not sum due to rounding

Organic Sales Change 1Q23 2Q23 3Q23 4Q23 1Q24 Materials Group (9%) (12%) (16%) (4%) 2% Solutions Group (9%) (7%) 1% 14% 6% Total Company (9%) (10%) (11%) 1% 3% Total Company Sales Change Ex. Currency (9%) (10%) (10%) 3% 4% Quarterly sales trend analysis (cont.)

Q1 sales growth and operating margin comparisons Reported Operating Margin Adj. EBITDA Margin (non-GAAP) 1Q24 1Q23 1Q24 1Q23 Materials Group 15.1% 11.0% 18.3% 14.2% Solutions Group 8.6% 8.5% 16.1% 15.7% Total Company 11.8% 9.2% 16.3% 13.6% Q1 Sales Change Reported Ex. Currency Organic Materials Group 2% 2% 2% Solutions Group 8% 10% 6% Total Company 4% 4% 3%

Materials Group Reported sales increased 2% to $1.5 bil. Sales up 2% ex. currency and organically Label Materials up mid-single digits on organic basis Volume/mix up low-double digits, partially offset by deflation-related price reductions Graphics and Reflectives, and Performance Tapes and Medical down mid-single digits organically Reported operating margin of 15.1% Adj. EBITDA margin of 18.3%, up 410 bps driven by benefits from productivity initiatives and higher volume/mix, partially offset by higher employee-related costs Materials Group 2023 Sales by Product Label Materials Graphics & Reflectives Performance Tapes & Medical Other Materials Group 2023 Sales by Geography U.S. & Canada Western Europe E. Europe & MENA Asia Pacific Latin America High-Value Categories 36% Emerging Markets 38% First Quarter 2024 Results End Market Product Category AVY ‘23 Sales by Segment Materials Group Solutions Group 69%

Solutions Group Reported sales increased 8% to $655 mil. Sales up 10% ex. currency and 6% organically Solutions high-value categories up low double-digits organically Solutions base categories up low-single digits organically Apparel imports remain below demand; continue to anticipate apparel industry to normalize mid-2024 Reported operating margin of 8.6% Adj. EBITDA margin of 16.1%, up 40 bps, driven by benefits from productivity initiatives and higher volume, partially offset by higher employee-related costs and investments Margin down sequentially, driven by seasonality and add-back of 2023 temporary cost reductions; anticipate seq. margin improvement in Q2 Solutions Group 2023 Sales by Product Base Solutions Intelligent Labels Vestcom Ext. Embellishments First Quarter 2024 Results Solutions Group 2023 Sales by Geography U.S. & Canada Europe Asia Pacific Latin America High-Value Categories 60% Est. End Market Product Category AVY ‘23 Sales by Segment Materials Group Solutions Group 31%

2024 EPS Guidance

	Previous	Updated
Reported EPS	**$8.65 - $9.15**	**$8.60 - $9.10**
Add Back: **Est. restructuring costs and other items**	**~$0.35**	**~$0.40**
Adjusted EPS	**$9.00 - $9.50**	**$9.00 - $9.50**

Full-year 2024 contributing factors

- Reported sales growth of 3.5% to 5.5% (previously 3.0% to 5.0%), including ~0.5% benefit from acquisitions
- Organic sales growth of 3.0% to 5.0% (previously 2.5% to 4.5%)
    - Strong volume growth, partially offset by deflation-related price reductions
    - Continue to anticipate apparel industry to normalize mid-2024
    - Targeting Intelligent Labels organic sales growth of ~20%
- Incremental savings of $45+ mil. from restructuring actions, net
- ~$5 mil. negative impact from currency translation to operating income, assuming recent rates (previously modestly favorable)
- Targeting ~100% adj. FCF conversion; fixed and IT capital spend comparable to PY
- Adj. tax rate of ~26%

April 24, 2024 Preliminary & unaudited, Q1 2024 financial review and analysis
AVERY DENNISON 12